UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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Obalon Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

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1. Election of Directors: Douglas FisherSharon Stevenson, DVM Ph.D. 2. The ratification of the appointment of KPMG LLP as independent registered publicaccounting firm for Obalon Therapeutics, Inc. for the fiscal year ending December 31,2017.Note. To transact such other business as may properly come before the Annual Meeting ofStockholders or any continuation, adjournment or postponement thereof. the boArd oF dIrectorS recoMMeNdS A Vote "For All NoMINeeS" wIthreGArd to ProPoSAl 1 ANd "For" wIth reGArd to ProPoSAl 2. NoMINeeS: this communication presents only an overview of the more complete proxy materials that are available to you on the Internet. weencourage you to access and review all of the important information contained in the proxy materials before voting.If you want to receive a paper or e-mail copy of the proxy materials you must request one. there is no charge to you for requesting acopy. to facilitate timely delivery please make the request as instructed below before 05/26/17.Please visit http://www.astproxyportal.com/ast/21066/, where the following materials are available for view:• Notice of Annual Meeting of Stockholders• Proxy Statement• Form of Electronic Proxy Card• Annual Report on Form 10-Kto requeSt MAterIAl: telePhoNe: 888-Proxy-NA (888-776-9962) or 718-921-8562 (for international callers) e-MAIl: info@astfinancial.comwebSIte: https://us.astfinancial.com/proxyservices/requestmaterials.aspto Vote: oNlINe: To access your online proxy card, please visit www.voteproxy.com and follow the on-screeninstructions or scan the QR code with your smartphone. You may enter your voting instructions atwww.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.IN PerSoN: You may vote your shares in person by attending the Annual Meeting.telePhoNe: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtainthe toll free number to call.MAIl: You may request a card by following the instructions above. coMPANY NuMber AccouNt NuMber coNtrol NuMber JohN SMIth1234 MAIN StreetAPt. 203New York, NY 10038 Please note that you cannot use this notice to vote by mail. Important Notice of Availability of Proxy Materials for the Stockholder Meeting of obAloN therAPeutIcS, INc. to be held on June 6, 2017 at 8:00 a.m., Pacific timeat the company’s principal executive offices locatedat 5421 Avenida encinas, Suite F, carlsbad, cA 92008